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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 19, 2002



                                 CYBERCARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



           FLORIDA                       0-20356                 65-0158479
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(State or other jurisdiction     (Commission File Number)     (IRS Employer ID
      of incorporation)                                             Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000


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Item 5.  Other Events

On April 19, 2002, the Registrant successfully mediated a settlement in a class action litigation filed in the United States District Court, Southern District of Florida, entitled Timothy J. Graf, et al. v. Cyber-Care Inc., Arthur P. Kobrin and Michael F. Morrell.

Attached as Exhibit 99.1, is a copy of a press release that describes the nature and terms of the settlement.

Item 7. Financial Statements and Exhibits

(a)   Exhibit

         EXHIBIT NUMBER                       DESCRIPTION
         --------------                       --------------

            99.1              Registrant's Press Release dated April 26, 2002



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: April 26, 2002                      By: /s/ STEVEN M. COHEN
                                              --------------------------------
                                              Steven M. Cohen
                                              Chief Financial Officer